Supplement Dated December 12, 2011
To The Summary Prospectus Dated May 1, 2011,
as amended August 29, 2011, and December 12, 2011

Supplement Dated December 12, 2011
as amended August 29, 2011, and December 12, 2011

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the summary prospectus for the JNL/Franklin Templeton Global Multisector Bond Fund, please delete the fifth paragraph in its entirety in the section entitled “Principal Investment Strategies” and replace it with the following:

These derivative instruments may be used for hedging purposes, to earn income and enhance Fund returns, to manage or adjust the risk and duration exposure profile of the Fund, to replace more traditional direct investments, or to obtain exposure to various market sectors.  The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, durations or credit risks. The Sub-Adviser considers various factors, such as availability, counterparty risk, and cost, in deciding whether, when and to what extent to enter into derivative transactions.  These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.  At times, the unconstrained investment approach may lead the Fund to have sizable allocations to particular markets, sectors and industries, and to have a sizable exposure to certain economic factors, such as credit risk, currency risk, or interest rate risk.

In the prospectus for the JNL/Franklin Templeton Global Multisector Bond Fund, please delete the eighth paragraph in its entirety in the section entitled “Principal Investment Strategies” and replace it with the following:

These derivative instruments may be used for hedging purposes, to earn income and enhance Fund returns, to manage or adjust the risk and duration exposure profile of the Fund, to replace more traditional direct investments, or to obtain exposure to various market sectors.  The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, durations or credit risks. The Sub-Adviser considers various factors, such as availability, counterparty risk, and cost, in deciding whether, when and to what extent to enter into derivative transactions.  These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.  At times, the unconstrained investment approach may lead the Fund to have sizable allocations to particular markets, sectors and industries, and to have a sizable exposure to certain economic factors, such as credit risk, currency risk, or interest rate risk.

This supplement is dated December 12, 2011.

(To be used with VC4224 05/11, JMV5763 05/11, JMV5763CA 05/11, JMV5763PA 05/11, JMV5763TX 05/11, JMV5763WFPAPER 05/11, JMV5763MLPAPER 05/11, JMV5763SB 05/11, VC5890 05/11, VC5890MLPAPER 05/11, VC5890SB 05/11, JMV7697 12/11, JMV7697SB 12/11, VC5869 05/11, VC5869SB 05/11, JMV7698 12/11, JMV7698SB 12/11, JMV2731 05/11, VC5995 05/11, JMV5765 05/11, FVC4224FT 05/11, V6016 05/11, VC3656 05/11, VC5526 05/11, VC5825 05/11, VC5884 05/11, VC5885 05/11, VC3723 05/11, VC3657 05/11, NV4224 05/11, NV4224WFPAPER 05/11, NV4224SB 05/11, NV5869 05/11, NV5869SB 05/11, JMV7698NY 12/11, JMV7698NYSB 12/11, NV5890 05/11, NV5890SB 05/11, JMV7697NY 12/11, JMV7697NYSB 12/11, NMV2731 05/11, NV3174 05/11, NV3174CE 05/11, NV6016 05/11, NV5526 05/11, NV3784 05/11, HR105 05/11 and VC2440 5/11.)